UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-00041
                 ---------------------------------------------

                    GENERAL AMERICAN INVESTORS COMPANY, INC.

--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

         450 Lexington Avenue, Suite 3300, New York, New York 10017-3911
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                           Eugene L. DeStaebler, Jr.
                    General American Investors Company, Inc.
                            450 Lexington Avenue
                                Suite 3300
                       New York, New York  10017-3911
                  (Name and address of agent for service)

                                    Copy to:
                           John E. Baumgardner, Jr., Esq.
                             Sullivan & Cromwell LLP
                                125 Broad Street
                            New York, New York 10004


        Registrant's telephone number, including area code: 212-916-8400

Date of fiscal year end:  December 31, 2003

Date of reporting period:  June 30, 2003

ITEM 1. REPORTS TO STOCKHOLDERS.
[N-30D]
                           GENERAL AMERICAN INVESTORS
                                 COMPANY, INC.

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2003

                         A Closed-End Investment Company
                      listed on the New York Stock Exchange


                              450 Lexington Avenue
                              New York, N.Y. 10017
                         212-916-8400  1-800-436-8401
                       E-mail: InvestorRelations@gainv.com
                        www.generalamericaninvestors.com

                               TO THE STOCKHOLDERS

     For the six months ended June 30, 2003, the investment return to our stockholders was 15.2% (assuming reinvestment of all dividends). The net asset value per Common Share increased 14%. By comparison, the rate of return (including income) for our benchmark, the Standard & Poor's 500 Stock Index, was 11.8%. For the twelve months ended June 30, 2003, the return to our stockholders was 0.5% and the return on the net asset value per Common Share was 1.7%; these compare with a return of 0.2% for the S&P 500. During each period, the discount at which our shares traded fluctuated moderately and at June 30, 2003, it was 9%.

     As set forth in the accompanying financial statements (unaudited), as of June 30, 2003, the net assets applicable to the Company's Common Stock were $900,995,376, equal to $30.15 per Common Share.

     The increase in net assets resulting from operations for the six months ended June 30, 2003 was $109,190,824. During this period, the net realized loss on securities sold was $14,548,958 and the increase in unrealized appreciation was $128,580,315. Net investment income for the six months was $559,467 and distributions to preferred stockholders amounted to $5,400,000.

     During the six months, 679,300 shares of the Company's Common Stock were repurchased for $16,167,444 at an average discount from net asset value of 9.5%.

     Our portfolio performed well during the period just ended, reflecting the outsized gains in a number of our core holdings. The reduction and equalization of the rate of taxation on capital gains and dividends appears to have buoyed investor confidence. The stock market may be anticipating an imminent step-up in the rate of economic activity moreover, resulting from the massive monetary and fiscal stimulus in place beforehand. At current valuations, however, some measure of recovery and consequent growth in earnings may be reflected in the market.

     On July 9, 2003, the Board of Directors authorized the redemption on September 23, 2003 of all of the shares of 7.20% Tax-Advantaged Cumulative Preferred Stock then outstanding at the redemption price of $25.00 per share. In addition, the directors authorized the filing of a registration statement with the U.S. Securities and Exchange Commission for the public offering and sale of shares of a new series of preferred stock. The amount of capital to be raised, the dividend rate and the timing of the offering have not been determined at the present time.

     The information about the Company, including our investment objective, operating policies and procedures, investment results, record of dividend payments, financial reports and press releases, contained at our website has been updated through June 30, 2003. It can be accessed on the Internet at www.generalamericaninvestors.com.

By Order of the Board of Directors,

General American Investors Company, Inc.

Spencer Davidson
President and Chief Executive Officer

July 9, 2003

2        STATEMENT OF ASSETS AND LIABILITIES June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
                        General American Investors

ASSETS
---------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE (NOTE 1a)
   Common stocks (cost $412,901,894)                                                            $753,824,719
   Convertible corporate note (cost $9,683,654)                                                   10,400,000
   Corporate discount notes (cost $191,556,642)                                                  191,556,642
   U.S. Treasury bills (cost $95,732,612)                                                         95,732,612
                                                                                                ------------
      Total investments (cost $709,874,802)                                                    1,051,513,973

CASH, RECEIVABLES AND OTHER ASSETS
   Cash, including margin account balance of $70,471                         $126,099
   Deposit with broker for securities sold short                            3,898,240
   Dividends, interest and other receivables                                1,018,761
   Prepaid expenses                                                         6,742,910
   Other                                                                      387,668             12,173,678
                                                                            ---------          -------------
TOTAL ASSETS                                                                                   1,063,687,651

LIABILITIES
---------------------------------------------------------------------------------------------------------------
   Payable for securities purchased                                         1,779,020
   Preferred dividend accrued but not yet declared                            240,000
   Securities sold short, at value (proceeds $3,898,240) (note 1a)          3,778,491
   Accrued expenses and other liabilities                                   6,894,764
                                                                            ---------


TOTAL LIABILITIES                                                                                 12,692,275

7.20% TAX-ADVANTAGED CUMULATIVE PREFERRED STOCK -
      6,000,000 shares at a liquidation value of $25 per share (note 2)                          150,000,000
                                                                                                ------------

NET ASSETS APPLICABLE TO COMMON STOCK - 29,882,056 shares (note 2)                              $900,995,376
                                                                                                ============
NET ASSET VALUE PER COMMON SHARE                                                                      $30.15
                                                                                                ============
NET ASSETS APPLICABLE TO COMMON STOCK
------------------------------------------------------------------------------------------------------------
   Common Stock, 29,882,056 shares at par value (note 2)                  $29,882,056
   Additional paid-in capital (note 2)                                    547,762,055
   Accumulated realized loss on investments                               (14,374,856)
   Undistributed net income                                                 1,607,201
   Unallocated distributions on Preferred Stock                            (5,640,000)
   Unrealized appreciation on investments and securities sold short
    (including aggregate gross unrealized appreciation of $398,757,748)   341,758,920
                                                                          -----------
NET ASSETS APPLICABLE TO COMMON STOCK                                                           $900,995,376
                                                                                                ============
(see notes to financial statements)

3       STATEMENT OF OPERATIONS Six Months Ended June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
                            General American Investors

INCOME
------------------------------------------------------------------------------------------------------------
   Dividends                                                               $3,186,743
   Interest                                                                 2,307,064
   Other income                                                               141,844             $5,635,651
                                                                           ----------
EXPENSES
------------------------------------------------------------------------------------------------------------
   Investment research                                                      3,055,018
   Administration and operations                                            1,388,840
   Office space and general                                                   265,546
   Transfer agent, custodian and registrar fees and expenses                   94,002
   Auditing and legal fees                                                     86,250
   Directors' fees and expenses                                                73,462
   Stockholders' meeting and reports                                           68,850
   Miscellaneous taxes                                                         44,216              5,076,184
                                                                           ----------           ------------
NET INVESTMENT INCOME                                                                                559,467

REALIZED LOSS AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1d AND 4)
------------------------------------------------------------------------------------------------------------
   Net realized loss on investments:
     Long transactions                                                    (14,107,252)
     Short sale transactions (note 1b)                                       (441,706)
                                                                          ------------
   Net realized loss on investments                                       (14,548,958)
   Net increase in unrealized appreciation                                128,580,315
                                                                          ------------
NET GAIN ON INVESTMENTS                                                                          114,031,357

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS                                                           (5,400,000)
                                                                                                ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                $109,190,824
                                                                                                ============
(see notes to financial statements)

4                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                            General American Investors

                                                                           Six Months
                                                                              Ended              Year Ended
                                                                          June 30, 2003         December 31,
                                                                           (Unaudited)              2002
                                                                         --------------         -----------
OPERATIONS
------------------------------------------------------------------------------------------------------------
   Net investment income                                                     $559,467             $5,698,197
   Net realized gains (losses) on investments                             (14,548,958)            17,039,043
   Net increase (decrease) in unrealized appreciation                     128,580,315           (264,293,395)
                                                                          -----------           ------------
   Distributions to Preferred Stockholders:
      From net income                                                            -                (3,726,000)
      From long-term capital gains                                               -                (7,074,000)
      Unallocated distributions on Preferred Stock                         (5,400,000)               -
                                                                          -----------           ------------
       Decrease In Net Assets From Preferred Distributions                 (5,400,000)           (10,800,000)
                                                                          -----------           ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               109,190,824           (252,356,155)
                                                                          -----------           ------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS
------------------------------------------------------------------------------------------------------------
   From net income, including short-term capital gains in 2002               (305,033)            (6,606,164)
   From long-term capital gains                                              (915,098)           (12,540,285)
                                                                          -----------           ------------
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS                           (1,220,131)           (19,146,449)
                                                                          -----------           ------------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------------------
   Value of Common Shares issued in payment of dividends (note 2)                -                 6,410,677
   Cost of Common Shares purchased (note 2)                               (16,167,444)           (23,245,666)
                                                                          -----------           ------------
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS                             (16,167,444)           (16,834,989)
                                                                          -----------           ------------
NET INCREASE (DECREASE) IN NET ASSETS                                      91,803,249           (288,337,593)

Net Assets Applicable to Common Stock
------------------------------------------------------------------------------------------------------------
BEGINNING OF PERIOD                                                       809,192,127          1,097,529,720
                                                                          -----------          -------------
END OF PERIOD (including undistributed net income  of $1,607,201
              and $1,352,767, respectively)                              $900,995,376           $809,192,127
                                                                         ============           ============
(see notes to financial statements)


5                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                            General American Investors

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the six months ended June 30, 2003 and for each year in the five-year period ended December 31, 2002. This information has been derived from information contained in the financial statements and market price data for the Company's shares.

                                          Six Months
                                             Ended                             Year Ended December 31,
                                         June 30, 2003   ------------------------------------------------------------
                                          (Unaudited)       2002      2001      2000          1999       1998
                                         ------------    ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of period      $26.48       $35.14       $39.91        $41.74       $34.87      $29.15
                                            -------      -------      -------       -------      -------     -------
      Net investment income                     .02          .19          .41           .53          .45         .47
      Net gain (loss) on securities -
        realized and unrealized                3.87        (7.88)        (.66)         6.12        11.32        9.44
                                            -------      -------      -------       -------      -------     -------

      Distributions on Preferred Stock:
        Dividends from investment income       -            (.12)        (.07)(a)      (.11)(b)     (.07)(c)    (.03)
        Distributions from capital gains       -            (.23)        (.29)         (.29)        (.35)       (.20)
        Unallocated                            (.18)          -            -             -            -         (.01)
                                            -------      -------      -------       -------      -------     -------
                                               (.18)        (.35)        (.36)         (.40)        (.42)       (.24)
                                            -------      -------      -------       -------      -------     -------
   Total from investment operations            3.71        (8.04)        (.61)         6.25        11.35        9.67
                                            -------      -------      -------       -------      -------     -------
   Less distributions on Common Stock:
        Dividends from investment income       (.01)        (.21)(d)     (.88)(e)     (2.30)(f)     (.71)(g)    (.48)
        Distributions from capital gains       (.03)        (.41)       (3.28)        (5.78)       (3.77)      (3.24)
                                            -------      -------      -------       -------      -------     -------
                                               (.04)        (.62)       (4.16)        (8.08)       (4.48)      (3.72)
                                            -------      -------      -------       -------      -------     -------

   Capital Stock transaction -
      effect of Preferred Stock offering        -           -             -             -            -          (.23)
                                            -------      -------      -------       -------      -------     -------
   Net asset value, end of period            $30.15       $26.48       $35.14        $39.91       $41.74      $34.87
                                            =======      =======      =======       =======      =======     =======

   Per share market value, end of period     $27.44       $23.85       $33.47        $36.00       $37.19      $30.44
                                            =======      =======      =======       =======      =======     =======
TOTAL INVESTMENT RETURN - Stockholder
   Return, based on market price per share    15.24%*     (27.21)%       4.33%        19.10%       39.22%      31.31%
RATIOS AND SUPPLEMENTAL DATA
   Net assets applicable to Common Stock,
      end of period (000's omitted)        $900,995     $809,192   $1,097,530    $1,155,039   $1,094,519    $868,933
   Ratio of expenses to average net assets
      applicable to Common Stock               0.61%*       0.97%        1.02%         1.09%        1.01%       0.95%
   Ratio of net income to average net assets
      applicable to Common Stock               0.07%*       0.61%        1.15%         1.24%        1.23%       1.50%
   Portfolio turnover rate                     7.15%*      22.67%       23.81%        40.61%       33.68%      34.42%
PREFERRED STOCK
   Liquidation value, end of
      period (000's omitted)               $150,000     $150,000     $150,000      $150,000     $150,000    $150,000
   Asset coverage                               701%         639%         832%          870%         830%        679%
   Liquidation preference per share          $25.00       $25.00       $25.00        $25.00       $25.00      $25.00
   Market value per share                    $25.70       $25.85       $25.90        $24.25       $21.75      $25.88

   (a) Includes short-term capital gain in the amount of $.04 per share.
   (b) Includes short-term capital gain in the amount of $.09 per share.
   (c) Includes short-term capital gain in the amount of $.03 per share.
   (d) Includes short-term capital gain in the amount of $.19 per share.
   (e) Includes short-term capital gain in the amount of $.51 per share.
   (f) Includes short-term capital gain in the amount of $1.82 per share.
   (g) Includes short-term capital gain in the amount of $.29 per share. *Not annualized

6              STATEMENT OF INVESTMENTS June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
                             General American Investors

     Shares or                                                                                       Value
 Principal Amount COMMON STOCKS                                                                    (note 1a)
-------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE (0.8%)
-------------------------------------------------------------------------------------------------------------------
     200,000    The Boeing Company                                      (COST $6,176,763)          $6,864,000
                                                                                                   ----------

COMMUNICATIONS AND INFORMATION SERVICES (4.8%)
-------------------------------------------------------------------------------------------------------------------
     550,000    CIENA Corporation (a)                                                               2,843,500
     900,000    Cisco Systems, Inc. (a)                                                            15,111,000
     620,000    Cox Communications, Inc. Class A (a)                                               19,778,000
     450,000    Juniper Networks, Inc.(a)                                                           5,611,500
                                                                                                   ----------
                                                                       (COST $31,949,018)          43,344,000
                                                                                                   ----------
COMPUTER SOFTWARE AND SYSTEMS (0.1%)
-------------------------------------------------------------------------------------------------------------------
     339,500    Wind River Systems, Inc. (a)                            (COST $6,490,307)           1,293,495
                                                                                                   ----------


CONSUMER PRODUCTS AND SERVICES (2.2%)
-------------------------------------------------------------------------------------------------------------------
     275,000    Ethan Allen Interiors Inc.                                                          9,669,000
     125,000    Newell Rubbermaid Inc.                                                              3,500,000
     150,000    PepsiCo, Inc.                                                                       6,675,000
                                                                                                   ----------
                                                                       (COST $12,312,784)          19,844,000
                                                                                                   ----------
ELECTRONICS (1.8%)
-------------------------------------------------------------------------------------------------------------------
     692,500    Molex Incorporated Class A                             (COST $14,877,393)          16,031,375
                                                                                                   ----------



ENVIRONMENTAL CONTROL (INCLUDING SERVICES) (3.3%)
-------------------------------------------------------------------------------------------------------------------
     875,000    Republic Services, Inc. (a)                                                        19,836,250
     409,000    Waste Management, Inc.                                                              9,852,810
                                                                                                   ----------
                                                                       (COST $28,643,171)          29,689,060
                                                                                                   ----------
FINANCE AND INSURANCE (29.2%)
-------------------------------------------------------------------------------------------------------------------
    BANKING (9.1%)
    ---------------------------------------------------------------------------------------------------------------
     500,000    Annaly Mortgage Management, Inc.                                                    9,955,000
     410,000    Golden West Financial Corporation                                                  32,804,100
     310,000    M&T Bank Corporation                                                               26,108,200
     225,000    SunTrust Banks, Inc.                                                               13,351,500
                                                                                                   ----------
                                                                       (COST $14,902,962)          82,218,800
                                                                                                   ----------
   INSURANCE (19.9%)
   ----------------------------------------------------------------------------------------------------------------
     375,000    American International Group, Inc.                                                 20,692,500
   1,000,000    Annuity and Life Re (Holdings), Ltd. (a)                                            1,240,000
         300    Berkshire Hathaway Inc. Class A (a)                                                21,750,000
     690,000    Everest Re Group, Ltd.                                                             52,785,000
     425,000    John Hancock Financial Services, Inc.                                              13,060,250
     160,000    Max Re Capital Ltd.                                                                 2,376,000
     435,000    MetLife, Inc.                                                                      12,319,200
     490,000    PartnerRe Ltd.                                                                     25,043,900
     450,000    Reinsurance Group of America, Incorporated                                         14,445,000
     230,000    Transatlantic Holdings, Inc.                                                       15,904,500
                                                                                                  -----------
                                                                      (COST $102,251,527)         179,616,350
                                                                                                  -----------

   OTHER (0.2%)
   ----------------------------------------------------------------------------------------------------------------
      84,548    Central Securities Corporation                          (COST $2,132,865)           1,599,648
                                                                                                  -----------
                                                                      (COST $119,287,354)         263,434,798
                                                                                                  -----------


7        STATEMENT OF INVESTMENTS June 30, 2003 (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

   Shares or                                                                                       Value
Principal Amount COMMON STOCKS (continued)                                                       (note 1a)
-------------------------------------------------------------------------------------------------------------------
HEALTH CARE  (18.6%)
-------------------------------------------------------------------------------------------------------------------
   PHARMACEUTICALS (14.9%)
   ----------------------------------------------------------------------------------------------------------------
     340,000    Alkermes, Inc. (a)                                                                 $3,610,800
     650,000    Baxter International Inc.                                                          16,900,000
     114,500    Baxter International Inc. 7% Convertible Preferred Equity Units                     5,612,790
     300,000    Bristol-Myers Squibb Company                                                        8,145,000
     270,000    Genaera Corporation (a)                                                               456,300
     485,000    Genentech, Inc. (a)                                                                34,978,200
     400,000    Genta Incorporated (a)                                                              5,320,000
     275,000    IDEC Pharmaceuticals Corporation (a)                                                9,339,000
     234,000    MedImmune, Inc. (a)                                                                 8,510,580
     120,000    Millennium Pharmaceuticals, Inc.(a)                                                 1,887,600
     125,000    OSI Pharmaceuticals, Inc. (a)                                                       4,025,000
   1,025,000    Pfizer Inc                                                                         35,003,750
                                                                                                  -----------
                                                                       (COST $86,577,159)         133,789,020
                                                                                                  -----------
   MEDICAL INSTRUMENTS AND DEVICES (1.5%)
   ----------------------------------------------------------------------------------------------------------------
     290,000    Medtronic, Inc.                                           (COST $862,614)          13,911,300
                                                                                                   ----------

   HEALTH CARE SERVICES (2.2%)
   ----------------------------------------------------------------------------------------------------------------
     600,000    Health Net, Inc. (a)                                   (COST $12,334,248)          19,770,000
                                                                                                  -----------
                                                                       (COST $99,774,021)         167,470,320
                                                                                                  -----------
MISCELLANEOUS (1.2%)
-------------------------------------------------------------------------------------------------------------------
                Other                                                   (COST $6,515,132)          11,135,500
                                                                                                   ----------
OIL & NATURAL GAS (INCLUDING SERVICES) (1.7%)
-------------------------------------------------------------------------------------------------------------------
     650,000    Halliburton Company                                     (COST $8,512,693)          14,950,000
                                                                                                   ----------


 RETAIL TRADE (18.5%)
     700,000    Costco Wholesale Corporation (a)                                                   25,620,000
   1,945,000    The Home Depot, Inc. (b)                                                           64,418,400
   2,425,000    The TJX Companies, Inc.                                                            45,687,000
     570,000    Wal-Mart Stores, Inc.                                                              30,591,900
                                                                                                  -----------
                                                                       (COST $48,567,238)         166,317,300
                                                                                                  -----------
SEMICONDUCTORS (1.3%)
-------------------------------------------------------------------------------------------------------------------
     250,000    ASM International N.V. (a)                                                          3,717,500
     491,500    Brooks Automation, Inc. (a)                                                         5,573,610
     197,000    EMCORE Corporation (a)                                                                642,220
   1,644,900    IQE plc (a)                                                                           148,041
     250,000    Zarlink Semiconductor Inc. (a)                                                      1,297,500
                                                                                                   ----------
                                                                       (COST $21,786,300)          11,378,871
                                                                                                   ----------
SPECIAL HOLDINGS (a) (c) (NOTE 5) (0.2%)
-------------------------------------------------------------------------------------------------------------------
     400,000    Cytokinetics, Incorporated Series E Preferred (a)                                   2,000,000
     432,000    Silicon Genesis Corporation Series C Preferred (a)                                     72,000
     546,000    Standard MEMS, Inc. Series A Convertible Preferred (a)                                     -
                                                                                                   ----------
                                                                        (COST $8,009,720)           2,072,000(d)
                                                                                                   ----------

   TOTAL COMMON STOCKS (83.7%)                                        (COST $412,901,894)         753,824,719
                                                                                                  -----------


                  CONVERTIBLE CORPORATE NOTE
-------------------------------------------------------------------------------------------------------------------
HEALTH CARE  (1.2%)
-------------------------------------------------------------------------------------------------------------------
 $10,000,000    MedImmune Vaccines, Inc. 5 1/4% due 2/1/08              (COST $9,683,654)          10,400,000
                                                                                                   ----------

8        STATEMENT OF INVESTMENTS June 30, 2003 (Unaudited) - continued
--------------------------------------------------------------------------------
                              General American Investors

     Principal                                                                                       Value
      Amount    SHORT-TERM SECURITIES AND OTHER ASSETS                                             (note 1a)
-------------------------------------------------------------------------------------------------------------------
 $17,000,000    AIG Funding, Inc. notes due 7/7-7/28/03; 0.94%-1.18%                              $16,979,559
  46,800,000    American Express Credit Corporation notes due 7/8-8/7/03; 1.00%-1.23%              46,745,807
  14,500,000    Ford Motor Credit Company note due 8/4/03; 1.23%                                   14,477,211
  45,200,000    General Electric Capital Corp. notes due 7/10-8/5/03; 0.96%-1.24%                  45,145,573
  33,300,000    General Motors Acceptance Corp. notes due 7/1-7/21/03; 1.27%-1.47%                 33,250,302
  27,700,000    Prudential Funding, LLC notes due 7/3-7/31/03; 1.01%-1.23%                         27,670,661
   7,300,000    Sears Roebuck Acceptance Corp. note due 7/14/03; 1.50%                              7,287,529
  96,000,000    U.S. Treasury bills due 7/24-8/14/03; 1.06%-1.15%                                  95,732,612
                                                                                                  -----------
                TOTAL SHORT-TERM SECURITIES (31.9%)                   (COST $287,289,254)         287,289,254
       Liabilities in excess of cash, receivables and other assets                                   (518,597)
                                                                                                  -----------
TOTAL SHORT-TERM SECURITIES AND OTHER ASSETs, net (31.8%)                                         286,770,657
                                                                                                 ------------
PREFERRED STOCK (-16.7%)                                                                         (150,000,000)
                                                                                                 ------------
NET ASSETS APPLICABLE TO COMMON STOCK (100%)                                                     $900,995,376
                                                                                                 ============

 (a) Non-income producing security.                            (c) Restricted security.
 (b) 1,000,000 shares held by custodian in a segregated        (d) Fair value of each holding in the opinion of the directors.
     custodian account as collateral for open short positions.

--------------------------------------------------------------------------------





       STATEMENT OF SECURITIES SOLD SHORT June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
                       General American Investors

                                                                                                     Value
      Shares    COMMON STOCKS                                                                      (note 1a)
-------------------------------------------------------------------------------------------------------------------
     100,000    NASDAQ-100 Trust, Series 1                                                         $2,995,000
      24,100    Southwest Bancorporation of Texas Inc.                                                783,491
                                                                                                   ----------
 TOTAL SECURITIES SOLD SHORT                                        (PROCEEDS $3,898,240)          $3,778,491
                                                                                                   ==========

(see notes to financial statements)

9                  NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------
                         General American Investors

                       1. SIGNIFICANT ACCOUNTING POLICIES

General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Securities traded on securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price on the last business day of the period. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for open short positions) on the valuation date. Corporate discount notes and U.S. Treasury bills are valued at amortized cost, which approximates market value. Special holdings are valued at fair value in the opinion of the directors. In determining fair value, in the case of restricted shares, consideration is given to cost, operating and other financial data and, where applicable, subsequent private offerings or market price of the issuer's unrestricted shares (to which a 30 percent discount is applied).

b. SHORT SALES The Company may make short sales of securities for either speculative or hedging purposes. When the Company makes a short sale, it borrows the securities sold short from a broker; in addition, the Company places cash with that broker and securities in a segregated account with the custodian, both as collateral for the short position. The Company may be required to pay a fee to borrow the securities and may also be obligated to pay any dividends declared on the borrowed securities. The Company will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Company replaces the borrowed securities.

c. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

d.  OTHER  As  customary  in  the  investment   company   industry,   securities
transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represents amortized cost.

                   2. Capital Stock and Dividend Distributions

The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value, of which 29,882,056 shares and 6,000,000 shares, respectively, were outstanding at June 30, 2003.

On June 19, 1998, the Company issued and sold 6,000,000 shares of its 7.20% Tax-Advantaged Cumulative Preferred Stock. The Preferred Shares are noncallable for 5 years and have a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption.

The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common
Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

At all times, holders of Preferred Stock will elect two members of the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company classifies its Preferred Stock pursuant to the requirements of EITF D-98, Classification and Measurement of Redeemable Securities, which require that preferred stock for which its redemption is outside of the Company's control should be presented outside of net assets in the statement of assets and liabilities.

On July 9, 2003, the Board of Directors authorized the redemption on September 23, 2003 of all of the shares of 7.20% Tax-Advantaged Cumulative Preferred Stock then outstanding at the redemption price of $25.00 per share. In addition, the directors authorized the filing of a registration statement with the U.S. Securities and Exchange Commission for the public offering and sale of shares of a new series of preferred stock. The amount of capital to be raised, the dividend rate and the timing of the offering have not been determined as of July 9, 2003.

10           NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

                2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS -
                 (Continued from bottom of previous page.)

Transactions in Common Stock during the six months ended June 30, 2003 and the year ended December 31, 2002 were as follows:

                                                                    SHARES                      AMOUNT
                                                             ---------------------     -------------------------
                                                                  2003      2002            2003          2002
Shares issued in payment of dividends (includes 251,893
   shares issued from treasury)                                    -      251,893              -        $251,893
Increase in paid-in capital                                                                    -       6,158,784
                                                                                       ----------     ----------
   Total increase                                                                              -       6,410,677
                                                                                       ----------     ----------
Shares purchased (at an average discount from net
   asset value of 9.5% and 9.1%, respectively)                 679,300    922,100       ($679,300)      (922,100)
Decrease in paid-in capital                                                           (15,488,144)   (22,323,566)
                                                                                      -----------    -----------
   Total decrease                                                                     (16,167,444)   (23,245,666)
                                                                                      -----------    -----------
Net decrease                                                                         ($16,167,444)  ($16,834,989)
                                                                                      ===========    ===========

Distributions for tax and book purposes are substantially the same.

At June 30, 2003, the Company held in its treasury 1,349,507 shares of Common Stock with an aggregate cost in the amount of $32,444,819.

            3. OFFICERS' COMPENSATION AND RETIREMENT AND THRIFT PLANS

The aggregate compensation paid by the Company during the six months ended June 30, 2003 to its officers amounted to $2,215,000.

The Company has non-contributory retirement plans and a contributory thrift plan which cover substantially all employees. The costs to the Company and the assets and liabilities of the plans are not material. Costs of the plans are funded currently.

                      4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities and securities sold short (other than short-term securities) for the six months ended June 30, 2003 amounted to on long transactions $56,190,609 and $48,576,942, respectively, and on short sale transactions $5,283,160 and $3,029,025, respectively.

At June 30, 2003, the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes.


                            5. RESTRICTED SECURITIES

                                                            Date                         Value
                                                          Acquired         Cost        (note 1a)
                                                        -----------     ----------    ----------
Cytokinetics, Incorporated Series E Preferred              3/21/03      $2,000,000    $2,000,000
Silicon Genesis Corporation Series C Preferred             2/16/01       3,006,720        72,000
Standard MEMS, Inc. Series A Convertible Preferred        12/17/99       3,003,000           -
                                                                        ----------    ----------
Total                                                                   $8,009,720    $2,072,000
                                                                        ==========    ==========

                          6. OPERATING LEASE COMMITMENT

In July 1992, the Company entered into an operating lease agreement for office space which expires in 2007 and provides for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received twenty months of free rent beginning in December 1992 and escalation clauses relating to operating costs and real property taxes.

Rental expense approximated $167,000 for the six months ended June 30, 2003. Minimum rental commitments under the operating lease are approximately $505,000 per annum in 2003 through 2007.

In January 2003, the Company extended a sublease agreement (originally entered into in March 1996) which expires in 2007 and provides for future rental receipts. Minimum rental receipts under the sublease are approximately $254,000 per annum in 2003 through 2007. The Company will also receive its proportionate share of operating expenses and real property taxes under the sublease.

Unaudited
--------------------------------------------------------------------------------
In addition to purchases of the Company's Common Stock as set forth in Note 2 above, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

11      MAJOR STOCK CHANGES* Three Months Ended June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
                  General American Investors

                                                                        Shares Held
INCREASES                                               Shares         June 30, 2003
---------------------------------------------------------------------------------------------
NEW POSITIONS
   Baxter International Inc.                           650,000             650,000
   Baxter International Inc.
      7% Convertible Preferred Equity Units            114,500             114,500
   Republic Services, Inc.                             875,000             875,000

ADDITIONS
   Brooks Automation, Inc.                             323,000             491,500
   IDEC Pharmaceuticals Corporation                     25,000             275,000




DECREASES
---------------------------------------------------------------------------------------------
ELIMINATIONS
   El Paso Corporation                                 475,000                -
   Lucent Technologies Inc.                            712,500                -
   Oberthur Card Systems S.A.                          175,000                -
   Sequoia Capital IV                                      (a)                -

REDUCTIONS
   American International Group, Inc.                   40,000             375,000
   The Boeing Company                                  300,000             200,000
   Everest Re Group, Ltd.                               10,000             690,000
   Genentech, Inc.                                     165,000             485,000
   Golden West Financial Corporation                    15,000             410,000
   John Hancock Financial Services, Inc.                10,000             425,000
   Halliburton Company                                  50,000             650,000
   M&T Bank Corporation                                 10,000             310,000
   Max Re Capital Ltd.                                  40,000             160,000(b)
   MedImmune, Inc.                                       5,000             234,000
   MetLife, Inc.                                         5,000             435,000
   PartnerRe Ltd.                                       35,000             490,000
   Reinsurance Group of America, Incorporated           25,000             450,000
   SunTrust Banks, Inc.                                  5,000             225,000
   Waste Management, Inc.                              200,000             409,000


*   Excludes transactions in Stocks - Miscellaneous - Other.
(a)   A limited partnership interest.
(b)   Includes shares purchased in prior period and previously carried under Stocks - Miscellaneous - Other.

--------------------------------------------------------------------------------

                PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)
--------------------------------------------------------------------------------
                            General American Investors

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company's website at http://www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                                   DIRECTORS
--------------------------------------------------------------------------------
                       Lawrence B. Buttenwieser, Chairman
          Arthur G. Altschul, Jr.              John D. Gordan, III
          Lewis B. Cullman                     Sidney R. Knafel
          Spencer Davidson                     Richard R. Pivirotto
          Gerald M. Edelman                    Joseph T. Stewart, Jr.
                             Raymond S. Troubh

                       William O. Baker, Director Emeritus
                      William T. Golden, Director Emeritus

                                    OFFICERS
--------------------------------------------------------------------------------

Spencer Davidson, President & Chief Executive Officer
Andrew V. Vindigni, Vice-President
Eugene L. DeStaebler, Jr., Vice-President, Administration
Peter P. Donnelly, Vice-President & Trader
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary

                                SERVICE COMPANIES
--------------------------------------------------------------------------------

COUNSEL
Sullivan & Cromwell LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

CUSTODIAN
Deutsche Bank Trust
  Company Americas

TRANSFER AGENT AND REGISTRAR
Mellon Investor Services LLC
P.O. Box 3315
South Hackensack, NJ 07606-1915
1-800-413-5499
www.mellon-investor.com


                     INDEPENDENT ACCOUNTANTS' REVIEW REPORT
--------------------------------------------------------------------------------

To the Board of Directors and Stockholders of GENERAL AMERICAN INVESTORS COMPANY, INC.

     We have reviewed the accompanying statement of assets and liabilities of General American Investors Company, Inc., including the statements of investments and securities sold short, as of June 30, 2003, and the related statements of operations and changes in net assets and financial highlights for the six month period ended June 30, 2003. These financial statements and financial highlights are the responsibility of the Company's management.

     We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

     Based on our review, we are not aware of any material modifications that should be made to the interim financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States.

     We have previously audited, in accordance with auditing standards generally accepted in the United States, the statement of changes in net assets for the year ended December 31, 2002 and financial highlights for each of the five years in the period then ended and in our report, dated January 14, 2003, we expressed an unqualified opinion on such financial statements and financial highlights.

New York, New York                                            ERNST & YOUNG LLP
July 11, 2003

ITEM 2. CODE OF ETHICS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 6. [RESERVED BY SEC FOR FUTURE USE.]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                    General American Investors Company, Inc.

                      PROXY VOTING POLICIES AND PROCEDURES


     General American Investors Company, Inc. (the "Company") is uniquely structured as an internally managed closed-end investment company. Our research efforts, including the receipt and analysis of proxy material, are focused on the securities in the Company's portfolio, as well as alternative investment opportunities. We vote proxies relating to our portfolio securities in the best long-term interests of the Company.

     Our investment approach stresses fundamental security analysis, which includes an evaluation of the integrity, as well as the effectiveness of management personnel. In proxy material, we review management proposals and management recommendations relating to shareholder proposals in order to, among other things, gain assurance that management's positions are consistent with its integrity and the long-term interests of the company. We generally find this to be the case and, accordingly, give significant weight to the views of management when we vote proxies.

     Proposals that may have an impact on the rights or privileges of the securities held by the Company would be reviewed very carefully. The explanation for a negative impact could justify the proposal; however, if such justification were not present, we would vote against a significant reduction in the rights or privileges associated with any of our holdings.

Proposals relating to corporate governance matters are reviewed on a case-by-case basis. When they involve changes in the state of incorporation, mergers or other restructuring, we would, if necessary, complete our review of the rationale for the proposal by contacting company representatives and, with few exceptions, vote in favor of management's recommendations. Proposals relating to anti-takeover provisions, such as staggered boards, poison pills and supermajorities could be more problematic. They would be considered in light of our assessment of the capability of current management, the duration of the proposal, the negative impact it might have on the attractiveness of the company to future "investors," among other factors. We can envision circumstances under which we would vote against an anti-takeover provision.

     Generally, we would vote with management on proposals relating to changes to the company's capital structure, including increases and decreases of capital and issuances of preferred stock; however, we would review the facts and circumstances associated with each proposal before finalizing our decision.

     Well-structured stock option plans and management compensation programs are essential for companies to attract and retain high caliber management personnel. We generally vote in favor of proposals relating to these issues; however, there could be an occasion on which we viewed such a proposal as over reaching on the part of management or having the potential for excessive dilution when we would vote against the proposal.

     Corporations should act in a responsible manner toward their employees, the communities in which they are located, the customers they serve and the world at large. We have observed that most stockholder proposals relating to social issues focus on a narrow issue and the corporate position set forth in the proxy material provides a well-considered response demonstrating an appropriate and responsible action or position. Accordingly, we generally support management recommendations on these types of proposals; however, we would consider each proposal on a case-by-case basis.

     We take voting proxies of securities held in our portfolio very seriously. As indicated above, it is an integral part of the analytical process at General American Investors. Each proposal and any competing interests are reviewed carefully on a case-by-case basis. Generally, we support and vote in accordance with the recommendations of management; however, the overriding basis for the votes we cast is the best long-term interests of the Company.


Date:  July 9, 2003


ITEM 8. [RESERVED BY SEC FOR FUTURE USE.]

ITEM 9. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of July 23, 2003, an evaluation was performed under the supervision and with the participation of the officers of General American Investors Company, Inc. (the "Company"), including the principal executive officer ("PEO") and principal financial officer ("PFO"), of the effectiveness of the Company's disclosure controls and procedures. Based on that evaluation, the Company's officers, including the PEO and PFO, concluded that, as of July 23, 2003, the Company's disclosure controls and procedures were reasonably designed so as to ensure that material information relating to the Company is made known to the PEO and PFO.

(b) There have been no significant changes in the Company's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation and until the filing of this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS

(a) Form N-CSR disclosure requirement not yet effective with respect to the registrant.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

  Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General American Investors Company, Inc.

By: /s/Eugene L. DeStaebler, Jr.
    Eugene L. DeStaebler, Jr.
    Vice-President, Administration

Date: July 29, 2003

  Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Spencer Davidson
    Spencer Davidson
    President and Chief Executive Officer
    (Principal Executive Officer)

Date: July 29, 2003

By: /s/Eugene L. DeStaebler, Jr.
    Eugene L. DeStaebler, Jr.
    Vice-President, Administration
    (Principal Financial Officer)

Date: July 29, 2003